UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

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CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

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ON OR AFTER APRIL 9, 2015, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-1 SHAREHOLDERS:

Jeffrey M. Bernacchi 141 W. Jackson Blvd., Suite 1488 Chicago, IL 60604 O: 312-235-0000 C: 847-732-5837 JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com

Dear CME Member and Class B-1 Shareholder,

Thank you for the support and encouragement you’ve provided during my six years on the CME Group Board. I’m requesting your vote to continue as one of your Class B-1 Share Directors. As an owner of five CME Group exchange memberships and 63,934 shares of CME Group Class A common stock, who actively makes markets on the CME, CBOT, NYMEX, and COMEX exchanges, you can be sure I’m fully engaged in our business and my interests are well aligned with yours. My 35+ years of membership and experience in many aspects of our industry should give you confidence that I have the necessary expertise to continue to be effective as one of your elected CME Group Board Members.

My office remains at 141 W. Jackson, where I am always accessible and open to the input of our membership. I continue to enjoy constructive working relationships with a broad cross-section of Exchange Members, Member Firms, CME Group employees, CME Group management, fellow Board Members, and Industry Associations. Please know, I always welcome your input, actively share your insights with our Board and management, and look forward to continuing to work together to secure our future success as Members and shareholders of CME Group.

I currently serve on the CME Group Board Risk Committee and the Audit Committee - two important governance committees. To stay current with leading thought in good governance, I annually attend the Northwestern Corporate Governance Conference, as well as periodically participate in topic-specific corporate governance programs organized by other leading graduate schools.

To review more of my background and qualifications, please see the campaign website, www.CMEvote.com. The website contains a link to the Proxy Vote website where you can easily cast your vote online using the control number included in your proxy materials. Thank you for your continued support.

“You are key to CME Group success!” is not just a slogan. You have the right and, I hope, will share the responsibility to support effective CME Group governance by casting your proxy ballot. Please, vote your shares before the May 20th annual meeting of the shareholders of CME Group Inc.

Sincerely, Jeff Bernacchi CME Group Board of Directors Candidate www.CMEvote.com	2014 Director Campaign Novelty – Lens Cleaner

2012 Director Campaign Novelty - Ruler

CME Group Board 2012 Election Video Script

(Standing, 30 S. Wacker Lobby)

(Bottom Banner showing: “1st Term CME Group Board Member, Equity CME member, Owner of 12,030 CME Group Class A shares, Equity NYMEX member, Equity CBOT member, Equity AM member, Equity IDEM member”)

I’m Jeff Bernacchi. In 2009, I asked the members of the CME, to support me as a fresh voice on the CME Group, Board of Directors. You responded, and charged me with a responsibility that I’ve taken to heart. I have worked hard, and brought to our Board the perspective of a successful businessman, multiple membership owner, active trader, and shareholder at the corporate equity member level. I have actively shared our perspectives and not shied away from raising questions when it’s been important to do so.

(Standing, Corporate Governance Certificates Flash Up in Background)

(Bottom Banner showing: “Corporate Governance Certificates: National Association of Corporate Directors, Northwestern Kellogg School of Management, Harvard Business School. MBA, Chicago Booth”)

I’ve enhanced my corporate governance credentials by completing certificate programs from the National Association of Corporate Directors, as well as corporate governance effectiveness programs at Northwestern Kellogg School of Management and the Harvard Business School.

(Standing, Green Screen - Background Undecided)

(Bottom Banner showing: “Current Active Trader, Corporate Equity Member Firm Assignor, Lessor of Memberships. Former Principal of an IB, AP of an FCM, Principal of a Trading Group, Principal of a Broker Group”)

With my broad industry background, and the experience gained during my first term on our board, I look forward to being an ever more effective voice in a second term.

(Standing, Green Screen - Background Undecided)

(Voice Over Shots of Headlines Reading: “Debt and Deleveraging, 60/40 in Jeopardy, Transaction Tax, MF Sows Winter of Discontent, CME Raises Guaranty, The Lessons of MF, Global’s Collapse, To Our CME Trading Community, We Believe We Can, Cloud over US Futures, CME Forms Committee”)

As the economy has endured a multi-year de-leveraging cycle, we have not been immune to fallout. The failure of MF Global is an event we don’t want to see repeated. We are challenged to increase the level of trust in the safety of our markets. By listening to the concerns and needs of our members and market users, we can, and will, earn and increase this trust. This is not the first difficult period we’ve emerged from, improved and stronger. We will do so again.

(Standing, Trading Floor Background)

(Bottom Banner or Background showing: Non-US Volumes Grew 16% in 2011, Non-US Customer Revenues Grow to More than $550 Million)

Despite the challenges we encountered in 2011, we saw progress in many parts of our international growth strategy and increased interest in CME membership from non-US sources. We are seeing accelerating growth in cleared volumes of interest rate swaps and credit default swaps.

(Bottom Banner or Background showing: 2012 Quarterly Dividend Increased to $2.23 per Share, Additional First Quarter 2012 Annual Variable Dividend of $3.00 per Share, Chart of CME Stock Price)

CME Group’s revised dividend policy has stimulated investor interest in our stock and puts more resources back in the hands of member and member-firm shareholders.

(Standing, Chicago Background)

As a B-Share owner, you have the right to elect directors to CME Group’s board. Please exercise this right of your B Share and vote your proxy before the Annual Meeting on May 23rd. Thank you for your vote and support. I promise you my continued commitment.

(Voice Over Image of “Vote for a Director Who Measures Up” ruler)

A shortened version of the video message I posted in 2009 follows. Since that time, I have not wavered in my dedication to our markets, our membership, and CME Group shareholders.

Edited Segments of My 2009 Video Message Follow:

(Standing at Office Windows)

(Bottom Banner showing: “Jeff Bernacchi, CME Member, CME Group Board of Directors”)

Hi. I’m Jeff Bernacchi. I’m seeking your vote to be your Class B-1 representative to the CME Group Board of Directors.

(Bottom Banner showing: “Equity CME member, Owner of 12,030 CME Group Class A shares, Equity NYMEX member, Equity CBOT member, Equity AM member, Equity IDEM member”)

I hope to bring my broad experience and endless passion for our exchange and our membership to my work as a director of our Board.

I believe in the importance of maintaining the lowest clearing rates possible for members and member firms.

I’d like to see improved communications between the Board and our membership.

(Trading floor background)

(Bottom Banner showing: Former Filling Broker and Principal of a Broker Group, Trader and Former Principal of a Trading Group, A Lessor and Lessee of Memberships, Pit and Electronic Trader)

I know that the success of the CME Group depends upon the success of all our groups of stakeholders. Customers, Shareholders, FCMs and brokers, Corporate Equity Members and proprietary trading groups, individual traders, both on the floor and off, lessors and lessees all must find value in their relationship with our exchanges. No one group can thrive if we don’t all thrive.

(Me sitting in front of my trading screen and in FCM office)

(Bottom Banner showing: “Currently Trading from Office, Former Principal of an IB, Former AP of an FCM)

While I currently trade my own accounts from my office, I have been the principle of an IB and AP of an FCM. And I have personally performed many of the roles our members play. I believe I can fairly represent your multiple interests and perspectives.

(Trading floor background)

My enthusiasm for our exchange has existed from the time I first saw it from the visitors’ gallery at age 17.

(Bottom Banner showing: “MBA, University of Chicago, Graduate School of Business, 1982”)

After two summers clerking on the trading floor, I enrolled in the MBA program at the University of Chicago. I began my career full-time at the CME in December 1978.

(Standing at Office Windows)

(Bottom Banner showing: JMB@FuturesRoute.com)

Please, contact me with any question or concerns you have. Thank you for watching this video and thank you for your vote.

(Campaign Button:

“Vote JMB

Jeff Bernacchi

Board of Directors

CME B-1

Vote by May 23”)

Mar 19, 2015

Jeff’s Professional Background

EXCHANGE MEMBERSHIP

Current Exchange Equity Membership: CME, CBOT, NYMEX

1979-Present: CME (1979-1994, IMM; 1994-Present, CME)

1992-Present: IDEM division of CBOT

2000-Present: AM division of CBOT

2007-Present: NYMEX

2008-Present: Full CBOT

Current Exchange Lessee Membership: COMEX

2014-Present: COMEX

63,934 CME Shares Owned

Past Exchange Memberships: SIMEX, CBOT, COMEX

1984-1987: SIMEX

1986-1987: AM and IDEM divisions of CBOT

1991-1992: COMEX

EDUCATION

MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL

BA 1979 (Economics), DePauw University, Greencastle, IN

Corporate Governance Graduate Education Programs Completed:

2009 NACD Corporate Director Institute - Director Professionalism

2010 Northwestern University Kellogg School of Management - Corporate Governance - Effectiveness and Accountability in the Boardroom

2011 Harvard Business School - Making Corporate Boards More Effective

2011 Harvard Business School - Audit Committees in a New Era of Governance

2013 Stanford Graduate School of Business - Directors’ Consortium

EXCHANGE BUSINESS BACKGROUND

2009-Present

Board Director, CME Group, Inc.

Audit Committee (2010 - Present)

Risk Committee (2014 - Present)

1979-Present

Chicago Mercantile Exchange Member

Independent proprietary trader of most CME Group exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.

1980-Present

JMB Trading Corp.

100% Stockholder

Proprietary Trading and Trading Services

2010-Present

TradeForecaster Global Markets - 106.J Member Firm

Assignor of Membership

2012-Present

3Red Trading, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2008-Present

Celeritas Capital, LLC.

Managing Member

Proprietary Research, Software Development

2014-Present

Cardinal Capital Management, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2014-Present

Vatic Markets, LLC. - 106.J Member Firm

Assignor of CME Class A Shares

2014-Present

E D & F Man Professional Trading Services Inc. - 106.J Member Firm

Subordinated Lender and Assignor of Membership and CME Class A Shares

2014-Present

Greycliff, LLC. - 106H Member Firm and CBOE Market Maker

Class B Member

2006-2014

TradeLifts, LLC. (formerly Breakwater Trading, LLC.) - 106.J Member Firm

Class C Member and Subordinated Lender and Assignor of Membership and CME Class A Shares

1999-2010

FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL

50% Stockholder

Consulted regarding all phases of futures brokerage business at TerraNova Financial Group, LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.

1998-2008

Bernacchi Trading

Owner

Traded, trained, and managed a small proprietary trading group in equity index futures. Pioneered use of hand held controllers and keyboard emulators.

1993-1998

Bernacchi-Casey Trading / Bernacchi-Casey Brokerage

Partner

Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.

NON-EXCHANGE BUSINESS BACKGROUND

Prism Analytical Technogies (Air Testing Technologies)

Independent Board Director

Member of Audit and Compensation Committees

PRMIA - Professional Risk Managers’ International Association

Member

ISACA - (Formerly, Information Systems Audit and Control Association)

Member

Hyde Park Angels

Member

Chicago-based Angel Investment Group

If You’ve Received Your Voting Materials And Have Your Control Number, Please...

Jeff’s Broad Range of Exchange Related Qualifications

•	CME Group Board Director since 2009

•	CME Group Board Audit and Risk Committees

•	CME equity member and owner of 63,934 CME Group Class A shares

•	NYMEX equity member, CBOT equity member, AM equity member, IDEM equity member

•	Current lessor and lessee (Comex) of memberships

•	Current active individual Globex trader

•	Present in my CBOT office and available to members daily

•	Current and former investor in and assignor of memberships and CME Group Class A shares to member trading firms

•	Former AP of an FCM

•	Former principal of an IB

•	Former floor trader and principal of a floor trading group

•	Former filling floor broker and former principal of a floor broker group

*    *     *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

William Hobert

Hello,

My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors.

I am running on my nearly three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As managing Member of WH Trading, I oversee technology, risk management, operations and strategy development. Since founding WH Trading in 1994, the firm has grown to over 60 employees. WH Trading participates in a wide range of futures and options markets both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and we benchmark the performance of our trading systems at the microsecond level.

I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process and in the coming decade one’s ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will tirelessly work to ensure that the Exchange and its members are best prepared for the next systemic change.

I am running because the Board of Directors needs a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising approximately 20% of CME Group’s overall volume, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 25 years of option trading, risk management, and strategic planning would provide a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX and COMEX which has provided me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members.

I am running because I understand the importance of strong relationships. Over the past decade, I have worked to advocate on behalf of and preserve the interests of the trading industry. Annually, I travel to Washington, DC to advocate on behalf of CME Group where I have participated in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. This past May, I participated in a small intimate meeting with Speaker of the House John Boehner to ensure that CME Group’s interests were represented and legislative priorities advanced. I understand the importance of strong relationships with Washington, DC. As a result, I was solicited to serve as a CME PAC Board of Director working to ensure that support is given to candidates to ensure their education and understanding of CME Group.

Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.

Sincerely,

Will Hobert

Managing Member

WH Trading LLC

whobert@whtrading.com

Vote at www.provyvote.com

WH Trading 125 S. Wacker Dr. #500	Phone: (312) 372-4557 X1017

Chicago, IL 60606	whobert@whtrading.com

Professional Work Summary

WH Trading, LLC. / Hobert Trading Inc. Founder and Managing Member	1994 – Present

WH Trading is one of Chicago’s leading proprietary trading firms, specializing in both open-outcry and electronic trading, as well as software development. WH Trading acts as a liquidity provider in various asset classes in markets around the globe including Chicago, New York, London, Frankfurt and Singapore. The firm employs over 50 people.

•	Founded firm in 1994 as a sole proprietor and have grown it to over 50 people currently
•	Manage/oversee all aspects of the business including risk management, operations and strategic direction
•	Actively involved in trading and strategy development on a daily basis
•	Represent the firm’s interests on industry-wide committees and at executive-level industry conferences

Cooper Neff and Associates Options Trader	1988-1994

Leadership Experience

• Bell School, Local School Council member	2005 - 2010
• Friends of Bell School, Board of Directors	2002 - 2008
• UCAN (Uhlich Children’s Advantage Network), Presidents Board	2006 - Present
• AUSL (Academy for Urban School Leadership), Board Member	2012 - Present
• Chicago Communities in Schools, Board of Advisors	2004 - Present

Education

Wesleyan University	1985
Bachelor of Arts

Personal Interests/Information

Married father of four children; Recreational sailing; Tennis

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

BRUCE JOHNSON (BBJ)

CME Group 2015 Board of Directors Candidate

April, 2015

Dear Fellow Class B-1 Member,

I once again ask for your support in the upcoming CME Group Class B-1 Director election.

My Philosophy

✓	Keep CME Group “trader-friendly;” all traders are the lifeblood of the exchange

✓	Develop ways to bring new parties into the markets while maintaining existing market participants

✓	Exchange markets & operations must remain open & transparent

✓	Rigorous oversight to keep markets fair for all who participate

✓	Product pricing must stay competitive

My Background and Experience

•	Upon graduating from Bradley University, started as a part-time “Chalk Board Marker” for CME in 1965 and progressed as Runner, Floor Clerk & Salesman while working for the clearing firms: B.J. Lind, Heinold-Rufenacht & Heinold Commodities

•	Purchased CME membership in 1969 upon graduation from John Marshall Law School

•	President & Majority Owner of Packers Trading Company, a small CME clearing firm specializing in AG markets (1969-2003)

•	CME Board of Directors since 1998. Currently sit on the Governance & Executive Committees

•	Active Trader since purchasing membership in 1969

•	Community Activities – Board Member of Chicago Crime Commission since 2001

•	Board member of ITUS Corporation (ticker: ITUS), which develops and acquires patented technologies

I thank you for your past support and look forward to working for you as CME Group expands and innovates into the future.

Sincerely,

Bruce Johnson

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

JEREMY PERLOW CME MEMBER CLASS B-1 SHAREHOLDER NOMINEE FOR THE BOARD OF DIRECTORS 2015

To My Fellow Shareholders;

My name is Jeremy Perlow, (“JAIR”), and I am seeking your support in my first nomination to serve in the Class B-1 Board of Directors election. My combined experience as a veteran pit trader and my background in computer science make me a strong candidate to serve on the CME Group Board of Directors.

I am a second-generation member of CME Group, having established my seat in 1988 alongside my father, Leo R. Perlow. I have been an independent, open-outcry trader for over 27 years, and continue to participate in the floor’s activity daily.

In addition to my history with CME Group, I have a diverse background in computer programming. I previously served on the CME’s Technology and Communications Committee at the introduction of electronic trading and the launch of the Globex platform. I am proficient in computer technology and founded a business specializing in building and developing web-based applications. I have designed and programmed software and have extensive experience in all aspects of IT, including building computers, installing electronics, writing code and programming. When considering my election to the board, my ability in this area is a valuable asset.

While my expertise in technology is a reliable foundation for embracing the electronic trading platform, my first concern is to safeguard the principles traditionally upheld by our members. It is the responsibility of the Board of Directors to establish efficient monitoring capabilities, including management and auditing of high-frequency trading. Serving on the Board of Directors would allow direct involvement in creating, implementing and monitoring the guidelines designed to guarantee the safety and security of electronic trading. Although it is possible for the two methods of trading to successfully co-exist, my core belief is that human governance remains necessary to chaperone technology.

As we continue a strong momentum toward growth and expansion, the primary focus of CME Group is to distinguish the Exchange as a global pioneer by raising brand awareness. Strengthening visibility through aggressive marketing and communications initiatives are crucial. My goal is to create long-term value and security for our clients, members, and shareholders.

CME Group has reduced the number of positions on the Board of Directors in 2014 and will likely continue to streamline. It is critical that Board Members possess more diversity, fresh, innovative ideas, and the integrity to execute the initiatives that will create positive change on behalf of all members, shareholders and participants of the Exchange. My priority as an elected Board Member would be to fulfill the responsibility of representing the interests of all stakeholders.

It is an honor to be nominated by my fellow members, and I value the opportunity to serve as your Class B-1 Director. I am committed to achieving our shared goals; maintaining transparency and integrity in the marketplace, initiating security guidelines and advancing CME Group toward the forefront of global branding.

I humbly ask for your vote in the upcoming Class B-1 Shareholders election and look forward to a prosperous future.

Respectfully,

Jeremy Jay Perlow (“JAIR”)

Please note that due to SEC filing regulations, I am regretfully unable to discuss campaign issues via email, but I encourage you to call me with any questions or comments at 312-420-3718. Thank you.

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

HOWARD SIEGEL

141 West Jackson Blvd.

Chicago, IL 60604

Fellow Members and Class B-1 Shareholders,

I’m running for re-election again, and I’d like your vote. I am grateful for the trust you have placed in me over the years.

Over my career at CME, I have dedicated myself to the operation of the Exchange as evidenced by my Board and functional committee service. Through this service and involvement, I have gained the knowledge and experience to effectively serve as a Class B-1 director and it further serves as confirmation of my commitment to the Exchange and the trading community.

•	Board Level: Compensation, Risk, Board Nominating, Strategic Steering and Marketing and Public Relations Advisory

•	Relating to Trading Floor Activities: Pit S&P 500, Booth Space Allocation, Floor Traders, S&P Review Committee, Equity Complex Design, Equity Indices, Broker Association Task Force, CUBS/TOPS Route, Equity Reconfiguration, Ad Hoc Equity Reconfiguration, Automated Trading Card, Floor Communications, Broker Association, Dual Trading, Equity Indices NASDAQ Split, Ad Hoc Trading Floor Transition Post CME/CBOT Merger

•	Relating to CME Clearing: Clearing House Risk Committee, IRS Risk Committee, CDS Risk Committee

•	Relating to Market Regulation: Arbitration, Probable Cause, Financial Instruments market regulation – general and live cattle, Business Conduct, Market Regulation Advisory, Floor Conduct, Board Appeal Panel

•	Relating to Electronic Trading: Globex Oversight, GFX Board

•	Relating to Membership: CME Membership, Gratuity Fund, Grievance, Nominating, Leasing, Electronic Transition, Ad Hoc to Review Class B Shareholders & Trading Privileges, FCM

•	Relating to Charitable Activities: CME Group Foundation Board member and Trustee of the Chicago Mercantile Exchange Trust

As a shareholder and member who remains an active trader and who has a son making his living in our markets, I share your concerns. Our floor population has been swept up by the winds of change much to the chagrin of most of us.

But along with the challenges have come opportunities. Over the years, CME Group and its trading community have been faced with new circumstances and change stemming from the individual markets as well as the macro economy. In response, we have evolved.

The opportunities for the exchange are obvious. Your Board and Management have spread CME Group’s reach across the globe – from Dubai to Brazil and from London to India – to drive international growth.

The opportunities for the trading community are more obscure. We spend our careers settling into trading methods and habits that don’t necessarily translate from the floor to the screens. I am not going to sugar coat it. Neither the exchange nor we as traders have any choice but to embrace the changing environment and adjust the way we do business. If making a living trading were easy, everyone would be doing it. We need to be resilient and benefit from the opportunities that were not available to us ten years ago. While many of the advantages of making markets on the floor are gone, information and access are greater than ever and allow even the smallest traders who have embraced the technology a more level playing field with the largest banks and institutions.

As a Board member, I will continue to do my best serving as your elected Class B-1 director and enhancing shareholder value both Class A and B.

Regards

Howard Siegel

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

ON OR AFTER APRIL 9, 2015, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-2 SHAREHOLDERS:

Fellow Members and Class B-2 Shareholders,

I am asking for your votes to continue to be a member of the CME Group Board. CME Group has continued to grow and excel under a very competitive business environment. Regulation and competition over the last few years has forced the MERC to be nimble and proactive. Our success and generation of value for our shareholders have reflected our capabilities in taking those issues head on. CME Group has fostered a culture that provides technology and service to our ever broadening customer base in ways we hadn’t foreseen years ago.

We are an International company nearly 30 percent of our total revenues generated from outside the United States. I would like to continue to foster this growth and to develop our product line and efficiencies on a worldwide basis that would add value to our shareholders.

I represent all our shareholders. I take my fiduciary responsibilities seriously and listen and respond to both members and shareholders. A major decision was made to close the futures pits this year. It was a difficult and sentimental decision based on my 30 plus year history on the trading floors. The last few years have seen an accelerated shift from the futures pits to electronic trading where approximately 80% of the volume is traded. I know this has many concerned about seat prices. I trust that as volume grows, the value of memberships will be driven by the price advantage that makes ownership desirable. I fully believe in letting the customer decide which venue they would like as long as it is economically feasible. The liquidity shift is hard to ignore. I am aware there is some functionality that individual market makers can uniquely provide and I have worked tirelessly to help in the transition for those members which provide liquid markets for CME Group. They will continue to be very important customers.

As a Board Member, I will continue to hold management accountable to our shareholders and members and make sure your concerns are heard and responded to. I am available at any time to listen to your issues and help with answers and solutions. I believe my experience in this industry, and my independence and rational decision making, make me a qualified Board Member worthy of your vote.

Sincerely,

Ronald A. Pankau (PAN)

ron.pankau@cmegroup.com

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Class B-2 Shareholder:

Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.

I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past twelve years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.

As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.

Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:

•	Principal Trading Groups (PTG) – We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.

•	Hedge and Mutual Funds – We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.

•	Global Positioning – Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.

•	Legislative Issues – More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.

During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.

Sincerely, David J. Wescott (COT)

David J. Wescott (COT)

RESUME

Currently serving on the Board of Directors for a tenth term ending May of 2015. Managing Partner – Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.

Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving the following committees; Finance Committee. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 58, married for 36 years with one son, residing in Crystal Lake and Chicago, Illinois.

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

DAVID I. SILVERMAN

141 West Jackson Blvd.

Suite 1420

Chicago IL 60604

312 450-4220

david2740@aol.com

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

David Silverman

Member IMM 1982-2002

CME Board member (IMM Division) 1989-90 and 1994-2001

Former Principal and CEO of Aspire Trading Company

Current CME Group shareholder

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear IMM Member/Class B-2 Shareholder,

I have had the privilege of being a business partner with Dave Wescott for over 20 years. I can personally testify that his moral and business ethics are above reproach. He has tremendous experience at the Board level and has tirelessly chaired and served on many of our most influential committees.

I, along with you, have witnessed the dedication and commitment that Dave has to CME Group. Dave is willing to reach out to all members to discuss any and all topics no matter how divisive.

Dave is a Director who speaks with a strong clear voice; I believe he has made a positive contribution at the Board level and can be counted on to put the shareholders first.

Dave has been an equity member of CME for over 30 years. He has been personally responsible for guaranteeing a number of proprietary traders and has helped to finance the purchases of exchange memberships. Currently, Dave is a Managing Partner of the DWG Futures, LLC.

I hope you agree with me that we could not find a better individual to serve as our Class B-2 director. Please join me in supporting Dave in the upcoming election. If you have any questions or need additional information, please feel free to contact me. If you would like to meet with Dave, I would be happy to arrange a meeting at your convenience.

Thank you for your support in this matter.

Sincerely,

Michael Dowd

DWG Futures LLC

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

LARRY ROSENBERG		DENIS DUFFEY		IRWIN ROSEN

Chairman of the Board 1st vice Chairman 2nd Vice Chairman Board of Director	1977-79 1976,83-88 1974-75 1970-93	Board of Director	1985-96	Board of Director	1997-2001 1991-92
legislative Liaison	1989-90	DOUG GERARD		ANDY SCHREIBER
Senior Policy Advisor	1991
		Board of Director	1993-94	Board of Director	1985-86

LOU SCHWARTZ		DON HUZINGA		DAVID SILVERMAN

Board of Director 2nd Vice Chairman	1981-90 1983-85	Board of Director	1993-94	Board of Director	1990-91 1995-2001

MIKE DOWD		D. ROBERT JORDAN		SCOTT SLUTSKY

Board of Director	1995-98	Board of Director	1988-95	Board of Director	1989-90

MIKE MOSS		NORMA NEWBERGER		TOM STEWART

Board of Director	1991-92	Board of Director	1988-94	Board of Director	1990-93

CRAIG NORRIS		BOB PROSI

Board of Director	1996-97	Board of Director	1988-2001

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear Fellow Members,

My name is James Zellinger. I have been in the Futures Industry for 50 Years. In those years I’ve held various upper level management positions at Merrill Lynch, Hennessy Associates/Barnes, Globex Corp., Transmarket, Mizuho, Advantage Futures and currently as Senior VP at Wedbush/Crossland. My strengths lie in streamlining and automating operations, and in building a strong diverse customer base. I feel honored to be nominated to serve as a Class B-2 Director on the Board for CME Group. I feel in order to continue to grow volumes and generate overall shareholder value, we need to protect our most precious commodity - our customers - including our Exchange members and FCMs.

My experience at Globex Corp. has given me a unique perspective of both sides of the electronic trading coin. I have been able to see how the ever increasing sophistication of trading platforms can impact the ability of the Globex system to perform its function. On the other side, I’ve seen the implications to the users of those platforms when the Exchange imposes new rules and restrictions. My main objective is to help CME Group and the members/FCMs work together to create a harmonious relationship to the betterment of everyone involved.

Some of the issues I feel need to be addressed are listed below:

•	Fee Structure - Evaluating the fee structure for harmonization and effectiveness to drive volume for the Company and enhance customer satisfaction and looking into ways to streamline the reconciliation process for fees.

•	Regulatory Obligations – Discuss ways to alleviate some of the regulatory burdens on our customer base such as the capital restrictions on prop firms.

•	Foster Trader Loyalty – With new exchanges competing for traders, there is a need to create an atmosphere where the trader feels his concerns are being taken seriously by CME Group.

I have only touched upon the above points that I feel need further discussion. My hope is that I will be able to expound on these topics as an elected member of the Board of Directors for the CME Group.

Sincerely yours,

James Zellinger

*     *     *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

ON OR AFTER APRIL 9, 2015, THE FOLLOWING MATERIALS WERE DISTRIBUTED OR MADE AVAILABLE TO CME GROUP INC.’S CLASS B-3 SHAREHOLDERS:

ELIZABETH A. COOK

CME Group 2015 Board of Directors

Class B-3 Director Candidate

elizabeth.cook@iomvote.com – 630-698-3113

Long-Time Active Trader, Skilled Leader Bringing Diversity and a Fresh Perspective

April 2015

Dear Fellow Class B-3 Shareholder,

The future of the IOM Division is in your hands. Soon you will be casting a vote for one Class B-3 director. It MATTERS because your vote is crucial in choosing the right person for the job. This year by voting for me, you will be choosing a skilled leader who understands your interests by bringing over 36 years of industry experience.

As an equity owner since 1983, I am one of the few long-standing female members of CME Group and I will bring diversity and a fresh perspective to the Board. I believe I am the best candidate for the Board because options on futures are fundamental to the growth of our Exchange – this is a key area of my expertise. As the owner of three companies since 1985 specializing in FX options and Eurodollar options, I have the unique skill set to best represent this critical growth component for the Exchange.

My goals and philosophy as your Class B-3 director on the CME Group Board would be shaped by:

•	Anticipating and reacting to competition from other exchanges and industry participants

•	Monitoring and enhancing the Company’s information security program to address the ever increasing cyber risks

•	Maintaining compliance with government regulations

•	Understanding the importance of risk management

•	Keeping a watchful eye on exchange fees to stay competitive

Since 1988, I have served on numerous committees including Financial Options, Eurodollar Options, Membership, Floor Conduct, Business Conduct and Arbitration. I am an active member of the CME Pac and volunteer for Honor Flight Chicago and The ALS Association, which demonstrate not only my commitment to my trading career but my support of the overall community.

I look forward to utilizing my extensive trading background, strong ethical background and dedication to the success of the Exchange and the trading community as your Class B-3 Director. Please feel free to contact me with any question or to discuss any issues in more detail.

Join me in helping to shape the future of the CME Group by casting your vote at my website -

www.iomvote.com.

Sincerely,

www.iomvote.com

Office: 630-698-3113 | elizabeth.cook@iomvote.com

•	Thank you for your support

•	Thank you for your help

•	Hope you are well, let’s talk soon

•	Thank you for your consideration

Elizabeth Cook LZY RESUME

Ms. Cook has been working on the floor since 1978, becoming an equity member in 1982. Elizabeth’s - LZY early beginnings started as an independent floor broker in the Swiss Franc futures and Swiss Franc options pits. She is presently the owner of MiCat Group LLC, specializing in order execution services in the Eurodollar options, Treasury options, and the S&P futures. She was previously the owner of LZY Options LLC and Cook-Mattson Group LLC. During her 37 year career at the CME Group, Ms. Cook has been actively involved in enhancing and protecting the CME’s operating environment by serving on numerous committees. She currently serves on Business Conduct, Probable Cause, Arbitration, Floor Conduct and Eurodollar Option Pit Supervision; she is also an active member of the CME Political Action Committee.

While continuing her career at the CME, Ms. Cook has owned and operated several companies outside of the financial industry: Lucky Star LLC (1983- present) a commercial and residential property management company; Quality Tool and Supply (1990-1998) a hardware and power tool store; Swiss Dry Cleaners (1987-1990).

Outside of work she actively volunteers for Honor Flight Chicago and serves as an ambassador for The ALS Association, Greater Chicago Chapter. She lives in Clarendon Hills and is a proud mother of two successful young adults Catherine and Michael.

•	Swiss Franc Options Committee from March of 1988 through January of 1999.

•	Booth Space Allocation Committee and Currency Sub Committee from March of 1991 through December of 1996

•	Financial Options Committee and Currency Sub Committee from March of 1991 through April of 1998

•	Physical Facilities/UTF Design Currency Sub Committee from March of 1992 through December of 1993

•	Currency Price Limit committee from March of 1993 through December of 1993

•	Amicus committee from January of 1994 through December of 2000

•	Floor Brokers Committee from March of 1994 through December of 1996

•	Membership Division A from March of 1994 through December of 1997

•	Membership Division B Committee from January of 1999 through February of 2001

•	90 Day T-Bill Options Committee from April of 1994 through December of 1995

•	Australian Dollar Options Committee from April of 1994 through August of 1998

•	British Pound Options Committee from April of 1994 through January of 1999

•	Canadian Dollar Options Committee from April of 1994 through January of 1999

•	Currency Cross-Rate Options Committee from April of 1994 through December of 1994

•	Euro FX Options Committee from April of 1994 through January of 1999

•	Eurodollar Options Committee from April of 1994 through October of 2007

•	French Franc Options Committee from April of 1994 through November of 2000

•	FT-SE 100 Options Committee from April of 1994 through November of 2000

•	Japanese Yen Options Committee from April of 1994 through November of 1999

•	MMI Futures & Options Committees from April of 1994 through December of 1995

•	Nikkei 225 Options Committee from April of 1994 through December of 1995

•	One Month LIBOR Options Committee from April 1994 through December of 1995

•	Russell 2000 Options Committee from April of 1994 through December of 1995

•	S&P 500 Options Committee from April of 1994 through December of 1995

•	S&P Midcap 400 Futures & Options Committees from April of 1994 through December of 1995

•	Floor Broker Qualification Committee from March of 1995 through December of 1996

•	Floor Orientation Committee from March of 1995 through December of 1996

•	Euromark Options Committee from March of 1995 through December of 1995

•	Mexican Peso Options Committee from January of 1995 through January of 1999

•	Professional Responsibilities Committee and Hearing Sub Committee from March of 1995 through December of 2000

•	Broker Association Committee from March of 1996 through January of 1999

•	Floor Practices Options Committee from March of 1996 through January of 1999

•	Brazilian Real Options Committee from January of 1996 through August of 1998

•	TF Issues Reconfiguring Eurodoller Top-Step Sub Committee from March of 1998 through January of 1999

•	Currency Reconfiguration Committee from January of 1999 through January of 1999

•	CME Floor Conduct (FKA Pit Supervision) Committee from March of 1994 through November 2008

•	CME/CBOT Floor Conduct Committee (FKA CME Group) from November of 2008 through Present

•	Business Conduct Financial Division from January of 1999 through February of 2001

•	Business Conduct from April of 2007 through Present

•	CME Probable Cause Committee from August of 2008 through Present

*    *    *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Thomas J. Esposito

SPO

April 9, 2015

Dear Fellow CME Member and Class B-3 Shareholder,

I am writing to you to ask for your support in the upcoming IOM Member/Class B-3 Shareholder election to serve on the CME Group Board of Directors.

I have the experience, skills and integrity to serve as your Class B-3 director

During my 28 years as an equity owner, I have worked within CME Group in numerous capacities. I filled orders in the S&P 500 from 1986 – 2001 and have made my living as a floor and electronic trader in the S&P 500 since 2001. My financial, professional, and personal interests are tied to the continuing success of the CME. I was a former member of the CME PAC Committee and I presently serve on the Business Conduct Committee. I have a strong background in electronic platforms, order execution, and order routing and clearing. Throughout my years at CME, I have proven that I have the experience, integrity and intuition necessary to successfully carry out the duties and responsibilities of a CME Group Board Director.

I am focused on creating opportunities for market participants and concentrating on ways to lessen the regulatory burdens

If elected to serve as one of your Board Directors, my areas of focus will be developing opportunities and incentives for individual traders and trading firms to become members of CME Group as well as enhancing shareholder value (Class A and Class B). It also is my opinion that the futures industry has become over regulated which has impacted liquidity and significantly increased costs for market participants. I am committed to working with CME Group as it navigates the new regulatory environment with the goal that the markets are safe and sound but not subject to burdensome regulations.

I want to engage in active dialogue with the Board and Senior Management about the interests of the trading community

I believe I have the background, experience and skills to effectively communicate to the Board and senior management the interests and concerns of our trading community. I have always strived to be honest and just in my dealings with people which will contribute to increased transparency and dialogue between the trading community and the Board and senior management.

I thank you in advance for your time and consideration of my candidacy for a position on the CME Group Board of Directors. Please feel free to reach out to me with any of your questions, comments, or concerns.

Best,

Thomas J. Esposito

141 W Jackson Blvd, Suite 2270, Chicago, IL 60604          630.561.3123          tespo2@aol.com

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CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Steven E. Wollack

(WLAK)

Dear Fellow CME Member and B-3 Shareholder,

With your support I have been elected to the CME Group Board of Directors for the past two years. I thank you. I am seeking re-election to continue serving on behalf of all members and shareholders.

This election is about having a Board member with the experience and background who:

•	Understands the issues concerning our member community

•	Communicates and raises such issues to the Board and senior management

•	Continues to focus on generating shareholder and membership value

•	Works with other Board members to improve the trading environment and create opportunities for FCMs, brokers and traders.

As an equity owner and trader for 37 years (21 years on the trading floor), we share the same goals.

I will remain accessible; actively seek your input; and keep you updated on important issues. During this past year, CME Group generated significant value for its members, shareholders and trading community, but more can be done to make CME Group an even greater institution. This year I served on the Audit committee which is responsible for overseeing the financial statements, outside auditors and internal controls. I want to continue to contribute in this vital area.

Goals: I am optimistic about the future and our growth in Europe and Asia. I will continue to strive to increase shareholder and membership value by: 1) working to reduce the cost of doing business for traders, brokers and FCMs including revisiting data fee charges; 2) opposing excessive government regulations that restrict trading and increase costs to FCMs, brokers and traders, 3) seeking ways to increase volume and 4) exploring ideas leading to greater profitability.

As you know, CME Group is closing all futures pits, except the S&P futures. As a long time member having spent 21 years on the trading floor, I will miss the energy and excitement, but the future is brighter than ever with new opportunities for global expansion to increase shareholder and membership values. Others agree as CME Group was just named the best Global Exchange in 2015 by Markets Media Magazine.

Experience: As a former Vice Chairman and Treasurer of CME, attorney, futures industry expert witness, and NFA and FINRA arbitrator, I have the experience, leadership skills, knowledge and independent perspective to meet the challenges ahead to accomplish our goals.

Your vote is important and can make a difference. It is your creativity, entrepreneurial spirit and expertise that helped propel CME Group’s growth. Thank you for your consideration and I welcome your contacting me with any questions or to discuss any issues.

Sincerely,

Steven E. Wollack

3740 N. Lake Shore Dr. Chicago, IL 60613    /    (773) 551-6599    /    wlak42@gmail.com

Steven E. Wollack Resume

CME EQUITY MEMBER SINCE 1977

•	B3 Share IOM Member, Class B-3 and Class A share owner

•	Floor Trader 1977-1998

•	Electronic Trader 1998 to present

CME BOARD DIRECTOR & OFFICER

•	Board of Directors 2013-2015, 1984-1995

•	Audit Committee August 2014 to present

•	First Vice Chairman 1989-1990

•	Second Vice Chairman 1988

•	Treasurer 1986-87

•	CME Executive Committee 1986-1991

•	CME Legislative Liaison 1991

•	Former Board Member of CME PAC

•	Committees Chaired:

Business Conduct, Floor Practices, Arbitration

Pit Supervisory, Floor Orientation, GLOBEX

Foreign Currency Strategic Planning

FUTURES INDUSTRY LEGAL & PROFESSIONAL EXPERIENCE

•	Attorney representing traders, brokers and FCM’s

•	Futures Industry Expert Witness before Federal and State Courts, CFTC and NFA

•	NFA and FINRA Arbitrator

•	CTA for Limited Partnership 1985-1986

EDUCATION

•	Northwestern University Law School, J.D. Law

•	University of Illinois, B.S. Accounting

•	CPA Certificate

•	Past Instructor in Taxation, Roosevelt University

3740 N. Lake Shore Dr. Chicago, IL 60613    /    (773) 551-6599    /    wlak42@gmail.com

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CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 20, 2015. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.